Listing Report:Supplement No. 159 dated Feb 02, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 397402
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	28.00%	Starting borrower rate/APR:	29.00% / 31.36%	Starting monthly payment:	$167.62

Auction yield range:	14.06% - 28.00%	Estimated loss impact:	15.98%
Lender servicing fee:	1.00%	Estimated return:	12.02%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1992	Debt/Income ratio:	24%
Credit score:	620-639 (Feb-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,998	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	gsxr147	Borrower's state:	California	Borrower's group:	Have Money - Will Bid
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	560-579 (Mar-2007) 560-579 (Jan-2007)
Principal balance:	$645.47	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
Looking for a fresh start.
Hello and thank you for viewing my listing.I'm a guy who has made some mistakes with my credit with missing payments on my student loans and letting two credit cards go to the wayside about?six years ago. I have not been late on any payments on any bills, including my student loans, for the past six years now.? Today my credit score has moved up to 636. It?s still poor, but I?m moving in the right direction.

I would use the Prosper Loan to pay off the following
Credit Cards, Medical Bill, and the IRS.

$ 2500 - to Capital One Visa Card
$1500 - IRS for Taxes
-------
$4000 - Total amount of Debt to pay off?

My current monthly net income is $3100.

Here's my monthly budget with the prosper loan in place:

$700 - Rent
$100 - Electricity
$110 - Telephone
$600 - Car Payment
$200 - Groceries
$100 - recreation
$ 85 - TV/Internet$100 ? Savings account
--------------
$1995 - total monthly expenditures

As you can see, with just a little help, I have over $1105 left over to be used, not only for my Prosper Payment, but for savings and emergencies so that I never get into this situation again. I can begin to rebuild my credit and live a normal life free from the stress caused by my mistakes in my past. I have learned my lesson.

I promise that my payments to Prosper will be my top priority each month. In fact, I am going to have Prosper automatically withdraw my payments each month so that everyone, including myself, knows that my payment will be made on time, every time. I'm not about to make a mistake with this opportunity to start rebuilding my credit.

Thank you again for viewing my listing and God bless.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 416730
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$534.67

Auction yield range:	17.06% - 21.00%	Estimated loss impact:	35.69%
Lender servicing fee:	1.00%	Estimated return:	-14.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-1999	Debt/Income ratio:	56%
Credit score:	700-719 (Feb-2010)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$10,267	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	wynnjos	Borrower's state:	Washington	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	48 ( 98% )	700-719 (Latest)
Principal borrowed:	$23,250.00	< mo. late:	1 ( 2% )	620-639 (Jan-2008) 580-599 (Dec-2007) 620-639 (Mar-2007)
Principal balance:	$2,578.15	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
Debt Consolidation after Iraq
Purpose of loan:
Hello I am requesting this loan to be fulfilled so that I can consolidate my family's credit card and higher interest loan debt into one payment. I recently graduated from college with my accounting degree and would like to group together our higher interest debts so that I have less monthly payments along with my education loan payments. I appreciate all bids for my loan. This is my third loan with Prosper.com and I have never been late on a payment. One of my other loans is paid off and the 2nd loan is almost paid off.

My financial situation:
I recently returned home from my third tour in Iraq with the US Army Reserve. Therefore my income is comprised of my reserve drill pay of about $400-$500 per month and my full time job as a poker dealer which comprises of mostly tips. The amount required to claim is what I have posted on here as the $45,000 annual income, however my actual take home income each month with tips is approximately $4600. Thanks again for you consideration in funding my loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 422986
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.33%	Starting monthly payment:	$75.43

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1995	Debt/Income ratio:	22%
Credit score:	660-679 (Feb-2010)	Current / open credit lines:	21 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$33,897	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	pednatjr	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	28 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,700.00	< mo. late:	0 ( 0% )	660-679 (Sep-2008) 640-659 (May-2008) 640-659 (Feb-2008) 660-679 (Apr-2007)
Principal balance:	$1,326.95	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
paying Big Bad Discover
Purpose of loan:
I would like to pay off my Discover card and I was hoping that I will get a better rate in Prosper rather than paying the 19.99% interest rate in Discover.

My financial situation:
I'm currently trying to pay down all my credit cards and Discover is the top of my list.

Monthly net income: $ 2300 per week, but I have a lot of debt including a mortage with HOA dues.? It was a newbie money mistake.

Monthly expenses: $
??Housing: $ 1400, including HOA dues
??Insurance: $ 130
??Car expenses: $ 345
??Utilities: $ 200
??Phone, cable, internet: $ 167
??Food, entertainment: $ 400
??Clothing, household expenses $ 100
??Credit cards and other loans: $ including Prosper loan, substancial
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$159.93

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Feb-2010)	Current / open credit lines:	25 / 22	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	66	Length of status:	24y 10m
Amount delinquent:	$0	Revolving credit balance:	$33,271	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	sunny-payment3	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to pay off credit cards and give us some cash flow without more credit card debt. I have invested in an updated website and advertising and my husband's building business. I am a public speaker, performer and writer. I have been self-employed 25 years, most my adult life, and have never defaulted on any loans. I am over-extended right now with credit cards but have 12 performances booked for spring and summer with more on hold. My husband is a contractor and just went full time with his own business so cash flow has been tight. He has three building contracts signed so the money will be coming it is just not here now! This money will help lower the stress level of doing business with little overhead.

My financial situation:
I am a good candidate for this loan because I always pay my debt no matter what and you are investing in someone who is helping other people so it is a good thing!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445040
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	16.50%	Starting borrower rate/APR:	17.50% / 17.86%	Starting monthly payment:	$538.53

Auction yield range:	3.06% - 16.50%	Estimated loss impact:	1.53%
Lender servicing fee:	1.00%	Estimated return:	14.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1994	Debt/Income ratio:	29%
Credit score:	800-819 (Feb-2010)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$20,033	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	28%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	desertdan	Borrower's state:	NewMexico	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	800-819 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	840-859 (Jun-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
Small Business Loan

Now in the second year of an online e-commerce venture, I am ready to expand.? The proceeds from this loan will provide cash flow for the expansion of inventory, advertising, equipment, and other business expenses.? After posting a small loss in 2008, I am proud to have posted a profit in the difficult recessionary times of 2009.? The monthly payments for this loan will be easily covered by sales, and my ability to pay is backed up by full-time employment by myself and my wife.? In addition, the availability to this cash will reduce monthly interest costs of having to finance inventory by credit card.

Thank you all for your consideration!?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445046
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,700.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	18.30%	Starting borrower rate/APR:	19.30% / 21.53%	Starting monthly payment:	$62.57

Auction yield range:	14.06% - 18.30%	Estimated loss impact:	15.51%
Lender servicing fee:	1.00%	Estimated return:	2.79%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1988	Debt/Income ratio:	26%
Credit score:	600-619 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$11,006	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	102%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	0
Screen name:	starwrx	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	600-619 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	620-639 (Aug-2009) 620-639 (Apr-2008)
Principal balance:	$3,516.73	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
keeping the road straight
Purpose of loan:
This loan will be used for... car repairs , and glasses. Plus it will help to put life back on track.

My financial situation:
I am a good candidate for this loan because? I have always fulfilled my financial obligations until my ex decided to throw me some curves that caused that path to become broken. Now I am recovered and on my way but need just a little help to complete this process. Paying my creditors is my #1 obligation.

Monthly net income: $ 1,700

Monthly expenses: $
??Housing: $ 400.
??Insurance: $ 44.
??Car expenses: $
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $
??Credit cards and other loans: $500.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445052
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$361.83

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-2005	Debt/Income ratio:	42%
Credit score:	640-659 (Feb-2010)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 4m
Amount delinquent:	$0	Revolving credit balance:	$6,380	Occupation:	Medical Technician
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	community-excellency	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Veterinary Practice Acquisition
Purpose of loan:
This loan will be used to finance 10% of an acquisition for a veterinary practice valued at $275,000. This includes $200,000 for real estate, $65,000 equipment, inventory and covenant not to compete and $10,000 for goodwill. The real estate will be land contracted by the current owner and the remainder will be financed via an SMB loan. The practice is currently owned by an ailing older practitioner. Since its opening in 2005, he has worked only part time, averaging less than 20 hours a week and 2 to 3 surgeries weekly. This in turn, have led to a gross revenue of $148,000 annually. Once the acquisition is complete, my plan is to place a full time veterinarian for 4 full days and a relief veterinarian for 2 days each week. In addition, two staff surgeons are available for surgeries. The projected revenue is $326,000 in the first year, $65,000 of which will be net profit after debt.

My financial situation:
I am a good candidate for this loan because I have the experience, ambition and am self driven to make the business profitable and grow. In addition, the veterinary field is ranked as one of the lowest risk fields. The ability to purchase this practice will also lead to job creation that the area desperately needs. I have had the good fortune of being trained in a teaching hospital and would also extend this to pre-veterinary students as well those wanting to pursue a career in the veterinary field.

Monthly net income: $ 1536

Monthly expenses: $ 872
??Housing: $ 0
??Insurance: $ 358
??Car expenses: $ 189
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 150
??Clothing, household expenses $ 25
??Credit cards and other loans: $ 150
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445058
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Feb-2010)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$8,968	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	responsible-integrity	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Dealer Start-Up Inventory
Purpose of loan:
This loan will be used to purchase inventory for a newly established used car dealership.? All other start-up costs have been paid.

My financial situation:
I am a good candidate for this loan because I am financially responsible and the business will generate enough revenue to make on-time payments.

Monthly net income: $ 3000

Monthly expenses: $ 1500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$99.40

Auction yield range:	6.06% - 24.00%	Estimated loss impact:	5.43%
Lender servicing fee:	1.00%	Estimated return:	18.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1995	Debt/Income ratio:	Not calculated
Credit score:	740-759 (Feb-2010)	Current / open credit lines:	9 / 8	Employment status:	Not employed
Now delinquent:	1	Total credit lines:	30	Length of status:	0y 1m
Amount delinquent:	$244	Revolving credit balance:	$14,560	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	lyrisnox	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	740-759 (Latest)
Principal borrowed:	$19,000.00	< mo. late:	0 ( 0% )	700-719 (Oct-2009) 720-739 (Sep-2009) 740-759 (Jul-2008)
Principal balance:	$10,488.44	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
tooth implant (OH JOY!!!)
Purpose of loan:
This loan will be used to?cover the difference between insurance and cost of a tooth implant to replace a crown/root canal gone very, very bad.? OUCH!!

My financial situation:
I am a good candidate for this loan because? this is a second loan with first loan in excellent standing.? I am a full time student in pursuit of by Bachelor's in nursing.? I am a Registered Nurse but I only work temp jobs which does not quite work for prosper proof of income requirements.? Household income is over $4000.00 monthly.? We are seeking loan as we were hit very hard with taxes last year and emergency savings were seriously depleted.? This occured after also having braces placed on both of our children.? 2009 was a "fantabulous" year wasn't it?We own our living condition, an R.V. while we are caretaking for an ill family member.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	29.00%	Starting borrower rate/APR:	30.00% / 32.38%	Starting monthly payment:	$318.39

Auction yield range:	17.06% - 29.00%	Estimated loss impact:	26.69%
Lender servicing fee:	1.00%	Estimated return:	2.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1994	Debt/Income ratio:	27%
Credit score:	660-679 (Feb-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	asset-treaty	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
need new furniture
Purpose of loan:
This loan will be used to?
buy new furniture and tv
My financial situation:
I am a good candidate for this loan because?
i just started working two jobs
Monthly net income: $ 2300.00

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 0
??Car expenses: $ 0
??Utilities: $ 0
??Phone, cable, internet: $ 10.00
??Food, entertainment: $ 75.00
??Clothing, household expenses $ 50.00
??Credit cards and other loans: $ 500.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$352.36

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1983	Debt/Income ratio:	18%
Credit score:	820-839 (Feb-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$21,254	Occupation:	Engineer - Chemical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	33%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	progressive-integrity6	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidate Debt
Purpose of loan:
This loan will be used to consolidate student loans and credit debt to one low payment.

My financial situation:
I am currently employed full-time?with an engineering firm, and I also have some supplemental rental income.? My monthly?expenses are very low so making?payments will?not be an?issue.?? I have never missed a payment for anything therefore have very good credit.

Monthly Expenses:

Student Loan: $190
Mortgage: $500 (after rental income)
Living Expense: $750
No car payment
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1996	Debt/Income ratio:	42%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	26y 5m
Amount delinquent:	$0	Revolving credit balance:	$5,215	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	2
Screen name:	glimmering-dollar4	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off payday loans
Purpose of loan:
This loan will be used to pay off payday loans and get caught up with bills????

My financial situation:
I am a good candidate for this loan because i have served my country for more than 25 years and all i am asking for is a little help to get out of this mess that i got my family into. I am active duty military and have a steady paycheck. Any help that you can give is greatly apperciated and thank you for your time and attention with this important matter.

Monthly net income: $ 4750

Monthly expenses: $
??Housing: $ 850
??Insurance: $ 100
??Car expenses: $ 491
??Utilities: $ 45
??Phone, cable, internet: $ 150
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 1200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$102.60

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1993	Debt/Income ratio:	14%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	15 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	31	Length of status:	14y 4m
Amount delinquent:	$0	Revolving credit balance:	$3,533	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	17%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	Weather_Man	Borrower's state:	Illinois	Borrower's group:	Integrowth Capital Solutions
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
short term emergency family expense
Purpose of loan:
This loan will be used to cover sudden shorterm?expenses for brother/mother.

My financial situation:
I am a good candidate for this loan because I?established military employee with solid income who desires a to help my family. Traditional credit applications have been frustrating!? I live a lifestyle that can eaisily still afford the added monthly payment.?Recent moving due to military and recent divorce have caused certain credit bureaus to deny credit card application based on no existing history or erroneous personal information. I cannot hasitly fix their inaccuracies, though have been trying. In the mean time my personnal loans have?neared a debt to income threshhold with again lack of existing history. This single loan amount will enable me to conclude final transactions needed to aid my family. I do not like having such debt, but needs outweigh the cost at this time. -Thank You!

-- I would appreciate a lower interest rate but feel I have to start and accept a high rate to be a viable candidate. Fortunately I have also recently lessened this amount requested and hope this can better be resolved quickly!

==This is a second listing for a lesser amount. Original screen name? for first listing was rivot_point
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$904.56

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1996	Debt/Income ratio:	26%
Credit score:	760-779 (Feb-2010)	Current / open credit lines:	8 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	27	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$2,073	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	37%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	ideal-nickel4	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to pay off my debts and have one payment each month.

My financial situation:
I am a good candidate for this loan because?iam working and have steady income.?I need to straighten out my credit by having? one paymenet. I have two car payments of about twenty nine thousand, and two credit cards. I will more than happy to use your company, if? I establish busines with you ..Generally?I have good credit score as of last month score results. My monthly expenses does not exceed one thousand two hundred.?I share responsibilities with my wife.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445118
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Feb-2010)	Current / open credit lines:	15 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$32,976	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	red-camaraderi-magnolia	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a foreclose
Purpose of loan:
This loan will be used to buy a foreclose home, I am currently paying?$1000/mo on a lease which expires this month.??The house?I will buy for 40-50k I will live in it, and I already have?the difference in cash.? ?

My financial situation:
I am a good candidate for this loan because I have NEVER missed a payment on ANY loan, in my life, NEVER bouced a check, have the same bank account for 10 yrs, and I am an educated individual, major in management from University of Michigan.? Loan will be paid completely in one year, max two.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445124
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.24%	Starting borrower rate/APR:	31.24% / 33.64%	Starting monthly payment:	$215.67

Auction yield range:	11.06% - 30.24%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.48%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1996	Debt/Income ratio:	52%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	4y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,478	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	22	Homeownership:	No
Inquiries last 6m:	2
Screen name:	moneybag007	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-679 (Jun-2008)
Principal balance:	$1,635.65	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? pay credit card debt.

My financial situation:
I am a good candidate for this loan because i pay my debt on time.

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $?400
??Utilities: $ 0
??Phone, cable, internet: $ 49
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 700
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.43%	Starting monthly payment:	$60.35

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1987	Debt/Income ratio:	26%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$30,696	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	proper-kindness3	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay off credit cards
Purpose of loan:
This loan will be used to pay off a credit card and to help friends and family?

My financial situation:
I am a good candidate for this loan because i believe in always paying my bills?????

Monthly net income: $ 2600

Monthly expenses: $?????
??Housing: $ 487
??Insurance: $ 129.22
??Car expenses: $ 110.00
?Food, entertainment?? $ 150.00 Utilities:$185.00??????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????????
??Phone, cable, internet: $??:?120.00
??Clothing, household expenses $?
??Credit cards and other loans: $ 1100
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-739 (Jan-2010)	Current / open credit lines:	11 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	17	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$9,191	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bid-persimmon	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Coin laundry washing machines
Purpose of loan:
This loan will be used to? replace my older coin laundry washing machines with new machines. I will be able to purchase 4 Huebsch 30lb front load washing machines and new bases for them to be mounted on. Huebsch Washing Machines are very durable and the company has a long history of supplying coin laundrymats with excellent warranties and low maintenance.

My financial situation:
I am a good candidate for this loan because? my business has ZERO debt. I recently purchased a new Dexter double stack dryer and 5 topload Huebsch washing machines. I purchased them with cash and once installed my customers have shown immediate gradification by informing other people of the changes I've been making. My husband and I have cleaned, repainted, refixtured and remodeled the store. My lease terms are below market ($1000.00 per month). The best part is, I like what I do.

Thank you?

Pamela
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.50%	Starting borrower rate/APR:	18.50% / 20.72%	Starting monthly payment:	$800.88

Auction yield range:	17.06% - 17.50%	Estimated loss impact:	18.97%
Lender servicing fee:	1.00%	Estimated return:	-1.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jan-1990	Debt/Income ratio:	Not calculated
Credit score:	700-719 (Feb-2010)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$200,142	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	unrelenting-funds7	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business debt consolidation
Purpose of loan:
This loan will be used to? Pay off credit card debt from my business start up

My financial situation:
I am a good candidate for this loan because?I?have an established franchise that has a 10 year track record. I?have a good cashflow and will be able to payoff debt and?increase my monthy savings.?

Monthly net income: $ 6000.00

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ 135
??Car expenses: $ 585
??Utilities: $?310
??Phone, cable, internet: $ 195
??Food, entertainment: $?600
??Clothing, household expenses $150
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1993	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$33,482	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	best-gold-aviary	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Monthly Buffer
Purpose of loan:
This loan will be used to help me pay my monthly expenses while I am starting my new career in the insurance industry.? I need a small fund to support my initial expenses in my new career.

My financial situation:
I am a good candidate for this loan because there?is great income potential for me in the insurance industry that will guarantee to re-pay my loan and my outstanding debt.

Monthly net income: $ 4,500

Monthly expenses: $ 3,200 Total (Itemized below)
??Housing: $?1700
??Insurance: $ 100
??Car expenses: $ 0
??Utilities: $?350
??Phone, cable, internet: $ 150
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 900
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445156
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,400.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.77%	Starting monthly payment:	$52.80

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1994	Debt/Income ratio:	20%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$9,870	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	darole6	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to? pay off a?credit card that has recently raised my interest rate from 13% to 29%.

My financial situation:
I am a good candidate for this loan because??I work?full time?as a?UPS delivery driver and I am determined to pay off my debt and raise my credit score by the end of the year. I would like to start by paying off this card. To me, it makes more sense to pay the lenders of Prosper 21% interest?than to pay 29% interest?to a credit card company. Thank you.

Monthly net income: $3000

Monthly expenses: $
??Housing: $ 0
??Insurance: $??80?
??Car expenses: $?200
??Utilities: $?200
??Phone, cable, internet: $?200
??Food, entertainment: $?300
??Clothing, household expenses $?100
??Credit cards and other loans: $?400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445160
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$795.20

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1999	Debt/Income ratio:	32%
Credit score:	780-799 (Feb-2010)	Current / open credit lines:	6 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	6y 11m
Amount delinquent:	$0	Revolving credit balance:	$16	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	cash-ambrosia6	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
investing in family business
Purpose of loan:
This loan will be used to buy another catering truck for Cali Gringos, to put it simple, is a mobile kitchen serving quality southern California style Mexican food.? With mobile being the key word, it opens the door to a wide demographic of customers.? Our main focus in order to draw large crowds of customers is to park the truck near MSU and other surrounding colleges and also include a mobile catering route to local businesses and factories in the Springfield area. What makes Cali Gringos different from most other restaurants is I will be able to bring quality food to my customers at a great price. ? The truck will operate as a full service kitchen.? All preparations, cooking, serving and storage will be done from the truck in compliance with health department codes.? This will allow Cali Gringos to operate with less overhead than a traditional restaurant.? One key element to a successful business is location.? With a mobile catering truck I will have the option to change my location to suit my customers and adjust to demand in order to generate more business.??
My financial situation:
I am a good candidate for this loan because? Has you can probly see my credit is great, I always pay my debts on time. I'm using the loan to make more money with our family business but the fact is worst case the business makes no money with my income and my job history I will still make the payments on time. I would not risk my credit history and rating for 25000 dollars if I thought I could'nt pay it back.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445162
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.05%	Starting borrower rate/APR:	14.05% / 16.21%	Starting monthly payment:	$171.01

Auction yield range:	6.06% - 13.05%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1999	Debt/Income ratio:	16%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$17,361	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	excellent-worth6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to? pay down my high interest credit cards.

My financial situation:
I am a good candidate for this loan because? I?am never late on any payments. I would like to be free of credit card debt. I also take pride in keeping a good credit?score. I?do not have any delinquencies or defaults.?I?intend to repay every dollar borrowed.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$23,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$854.76

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1997	Debt/Income ratio:	48%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	7 / 8	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	27	Length of status:	4y 9m
Amount delinquent:	$5,584	Revolving credit balance:	$0	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	amatxu	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	660-679 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	680-699 (Dec-2009) 680-699 (Nov-2009) 640-659 (Oct-2009) 640-659 (Sep-2009)
Principal balance:	$1,952.65	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Help Daughter/Pay CC-2nd Loan
Purpose of loan:
This loan will be used to?I would like to secure this loan to help our 47 year old daughter who has Multiple Sclerosis. She will buy a mobile home and with a Temporary Use Permit, which has been approved, she will have it placed on our acre property.$15,000 for set up and necessary improvements.? Credit cards in the amount of $7900 @ 29.9%? Total:$22,900My financial situation:
I am a good candidate for this loan because? This is a request for a second Prosper loan. I realize as I look over the listings and the loans that are being totally funded there is more caution with the lenders.? With the economy as such I can understand your caution but let me advise you that I have never missed a payment to date on my first loan and have always paid it on time and I have no intention of slacking on this.? If it were necessary, I would work extra hours to make the lender's payments.

Monthly net income: $ 3892

Monthly expenses: $ 3746
??Housing: $ 1671
??Insurance: $
??Car expenses: $ 200
??Utilities: $ 300
??Phone, cable, internet: $ 25
??Food, entertainment: $ 400
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 1000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.00%	Starting borrower rate/APR:	11.00% / 13.12%	Starting monthly payment:	$163.69

Auction yield range:	4.06% - 10.00%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Feb-2010)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	33	Length of status:	11y 1m
Amount delinquent:	$0	Revolving credit balance:	$117,168	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	kind-efficient-credit	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bookkeeping and Tax Office

Purpose of loan:
I am an accountant. This loan will be used to hire independent contractors during the tax season and expand my bookeeping practice after tax season. My financial situation:
I am a good candidate for this loan because I have been an Accountant?since 1997. I am now running my own?Accounting practice as a sole practitioner. I am certain the cash flow will come since my business is a recession proof industry.??I am also very conservative by nature and training.

My outstanding debt is

Home Equity Line of Credit: (Remodeled in 2006)
$54,000 +/-

Credit Card:( Start up Capital for Business)
$44,000 +/-

Credit Card: (Car Purchase)
$19,000 +/-

Monthly Expenses:

Mortgage and HELOC?PITI :1,800
Car Payment: 560
Phones:250
Utilities:100
Food:400
Credit Card: 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445178
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$14,593	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	brightest-enchanted-integrity	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
we love our brides!
It's the start of wedding season, and we are excited to work with all the new brides in 2010!!

There is no denying that 2009 was a challenging year. The credit market is tight and it has forced small business owners such as myself to look for alternative financing to support the growth of our business. It is with this in mind, I seek funding from Prosper.

The Prosper loan will be used to grow my bridal business, specifically by allowing me to 1) purchase additional inventory for the upcoming busy wedding season, and 2) be more aggressive with marketing and advertising.

I am an excellent candidate for this loan because I run an honest, fashion forward, customer service conscious business. I pay both my business and personal bills in a timely manner. Even in the tough economic climate we are currently in, we are able to stay true to our business model, take care of our vendors, and provide exceptional service and on-time delivery to our clients. As far as future growth and sustainability, we believe 2010 to be very promising, albeit we remain cautiously optimistic.

I believe in my business and work passionately everyday to ensure its success. It has been said that the first five years are the ?make-or-break? years of any start-up. I intend to make it. Thank you for taking the time to review my funding request.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445180
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1989	Debt/Income ratio:	26%
Credit score:	680-699 (Feb-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	21	Length of status:	0y 7m
Amount delinquent:	$72	Revolving credit balance:	$16,601	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	40%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	listing-viola	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Goodbye 2 credit cards, PLEASE help
Purpose of loan:
This loan will be used to? pay off my credit cards once and for all.? They will be cut up and never to be used again.?????

My financial situation:
I am a good candidate for this loan because? I make a very good income and can easily make the credit card payments now.? The interest rates are just so high, and the majority of the payment goes to intererst.? I would like to consolidate them into one, fixed payment so that I can see a light at the end of the tunnel.?

My oldest child will be going off to college in 3 years.? My goal is to be out from under these credit cards by then.

My husband and I had a chapter 13 bankruptcy in 2003 because my husband lost his job which caused us to get behind in our?bills.? We chose not to file chapter 7 because we wanted to be responsible for our debt.? We made payments on the bankruptcy?for 3 years, and it was discharged in 2006.?

My employment?history shows that I have been at my?job for only 7 months, however I was employed there previously for 12.5 years from 1991-2003.??I left the job -willingly in 2003 for what I thought was a better job with more opportunity.? Please note that I have?never been unemployed and have never been fired or let go.? When I returned to my current employer in 2009, my "years of service" was reinstated.? So,?while my re-hire date was July 2009, they consider my "years of service" as 13+ years.? My current employment is VERY stable.? The company is very secure and has solid business in the pipeline for the next 5+ years.

Thank you for the consideration.? I promise you will not be sorry!!

Monthly net income: $ 3100 - $4200, depending on OT worked, average is $3600.? My husband brings home ~$2200/month,

Monthly expenses: $ 2120
??Housing: $ paid by husband, only $400
??Insurance: $?47 car, $36 life
??Car expenses: $ 352
??Utilities: $ paid by husband
??Phone, cable, internet: $?235 phone, others paid by husband
??Food, entertainment: $ 600
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 450, this loan payment will?replace?this expense
??Other expenses: $ 200 transportation
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445182
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.25%	Starting borrower rate/APR:	7.25% / 7.59%	Starting monthly payment:	$46.49

Auction yield range:	3.06% - 6.25%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.65%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,992	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	arrow185	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
The shredder is hungry for plastic!
Purpose of loan:
This loan will be used to pay off one last credit card balance, after which we will feed most of them to the shredder.

My financial situation:
I am a good candidate for this loan because we're frugal people who have worked hard and cut expenses to pay off tens of thousands in credit cards over the last two years. We can very easily handle this payment, so your investment is a safe one. Note that the revolving credit balance in my credit profile above is not quite up-to-date -- this will cover the last of it. Thanks, y'all!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 10.59%	Starting monthly payment:	$473.51

Auction yield range:	4.06% - 7.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Dec-1988	Debt/Income ratio:	36%
Credit score:	780-799 (Feb-2010)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	53	Length of status:	19y 0m
Amount delinquent:	$0	Revolving credit balance:	$87,268	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	aggresive-nickel2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to?pay off my credit cards. All payments are current now and i have never been late with any payments.?

My financial situation:
I am a good candidate for this loan because my work, and credit history is excellent. Credit card companies just upped my interest rate for no reason and i dont want to pay 18% interest on the cards .
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445188
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$361.83

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Aug-2007	Debt/Income ratio:	15%
Credit score:	640-659 (Feb-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,498	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3
Screen name:	loyalty-piano	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off loans
Purpose of loan:
This loan will be used to pay off my loans

My financial situation:
I am a good candidate for this loan because, I have a solid job and income.

Monthly net income: $ 5700

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 300
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 0
??Food, entertainment: $ 0
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 0
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445190
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$180.91

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1990	Debt/Income ratio:	16%
Credit score:	660-679 (Feb-2010)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	No
Inquiries last 6m:	0
Screen name:	kind-wonderous-treasure	Borrower's state:	Nebraska	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Advanta Credit Card
Purpose of loan:
This loan will be used to pay off the only credit card I have as Advanta shut down all accounts and are now charging a very high interest rate on a balance of 1200.00.? I also own my own home and need to finance the payment of the real estate taxes due to payment of medical bills this last year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445196
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.49%	Starting borrower rate/APR:	9.49% / 11.83%	Starting monthly payment:	$48.04

Auction yield range:	4.06% - 8.49%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.37%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1997	Debt/Income ratio:	45%
Credit score:	700-719 (Feb-2010)	Current / open credit lines:	16 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	40	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,440	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	2
Screen name:	credit-spa3	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need Septic Repairs Fast
Purpose of loan:
This loan will be used to fix my septic system

My financial situation:
I am a good candidate for this loan because I have great credit and am stably employed

Monthly net income: $ 3000

Monthly expenses: $
??Housing: $ 765
??Insurance: $ 65
??Car expenses: $ 325
??Utilities: $ 135
??Phone, cable, internet: $ 150
??Food, entertainment: $ 250
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$434.19

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-2007	Debt/Income ratio:	43%
Credit score:	720-739 (Feb-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$324	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	respectful-pound0	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my car loan
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? i belive i have a good credit score i will use the money for pay off my car loan the i have with silver state school and i think my balance is around 10000 dollar...
iam a full time?employ and i be with my company for almost 4 years so i will not have any problem to make a payment monthly around 400 450 dollar..
and i really want to do that with you guys...
i never had a problem? with payment like house rent , cell phone, credit card, car loan, so i really hope you guys can help me out with that..

thank you so much i hope i can get approved

gene maree
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.93%	Starting borrower rate/APR:	27.93% / 30.28%	Starting monthly payment:	$148.77

Auction yield range:	11.06% - 26.93%	Estimated loss impact:	10.67%
Lender servicing fee:	1.00%	Estimated return:	16.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-2004	Debt/Income ratio:	13%
Credit score:	660-679 (Feb-2010)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$6,204	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	CAPITALIZER	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Materials For That Kitchen Remodel
The purpose of this loan is to buy stone materials for counter tops. Most likely granite but if the installer is able to use other stone that is more resilient in the kitchen that's fine. Cost and aesthetics are more important though and I've found granite to be the least expensive and most beautiful.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445206
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (Feb-2010)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	23	Length of status:	14y 1m
Amount delinquent:	$0	Revolving credit balance:	$135,842	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	velocity-albatross	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Inventory for the spring
Purpose of loan:Pay down credit lines to allow for the purchase of new inventory.
This loan will be used to?
Purchase inventory for both retail locations (Lake Oswego and St. Paul)
Pay down current credit lines
Make structural repairs to the new retail location in Lake Oswego (broken gutters need to be repaired before the spring rains come)
My financial situation:
I am cash poor going into the spring. I expanded last year by opening a second location in Lake Oswego, OR but didn't realize how much money that location would require to get up and running. This location however did almost half the sales this year, showing that it has great potential.
I am a good candidate for this loan because?
I am committed to making this business succeed. I have invested ALL of my own capital and much from my family and friends and am confident that with the reputation I have built over the last 15 years and with the new location I have opened up in Lake Oswego (LO), we now have the potential to tripple the sales that we've seen in previous years. The location we took over in LO was previously a garden center that produced upwards of $300,000 in May alone. It was run down due to change in ownership, but with our new product lineup, knowledgeable staff, and reputation I am confident we can realize that same potential.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 10.85%	Starting monthly payment:	$585.04

Auction yield range:	3.06% - 9.50%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1998	Debt/Income ratio:	46%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	10y 10m
Amount delinquent:	$0	Revolving credit balance:	$18,314	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bonus-cell	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit card
This loan will be used to pay off a high interest credit card. I am a good candidate for this loan because I always pay my bills on time. I have recently been promoted and will be earning a higher wage at work. I was unfortunately caught in the credit crunch. The "low interest offer" on my credit card has expired, and due to the current economy, there are much fewer options.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$22,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.06%	Starting borrower rate/APR:	12.06% / 14.19%	Starting monthly payment:	$731.35

Auction yield range:	11.06% - 11.06%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1980	Debt/Income ratio:	35%
Credit score:	720-739 (Feb-2010)	Current / open credit lines:	18 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	11y 5m
Amount delinquent:	$0	Revolving credit balance:	$65,967	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	85%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	suave-cash8	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff cc's used for business inven
Purpose of loan: This loan will be used to? pay off c cards run up by assisting a friend purchase inventory for business - prior to the crash.? Business is still viable, but unable to pay my cards off - limited resources - and he could not qualify for a loan ? did not know this until we tried at the local bank after the purchase. This is his life savings, so I will need to cover this and some additional debt.? Have been?waiting for them - running thru my resources and prefer to pay a reasonable interest rate and leave funds in Fidelity to earn small amount.? Have a wise financial advisor who did advise me this was not a wise move, but my friendship prevailed.?

My financial situation: I am a good candidate for this loan because? Simply I will pay the funds back and with a good enough interest rate.? I would leave most of my resources (in mutual funds and bonds) and pay back these funds out of that interest.? This business?loss will be written off over the course of several years in taxes -per my accountant.?

I own my own home/and two small farms - all within an hour of home,?and have two rentals which pay for themselves, and will be owned outright very soon.? I hold a $172,000.00 mortgage which I hesitate to sell as it comes in like clockwork.? This mortgage and ummer income pay for an additional property.? Each item I own has a very good chance of selling even in this market. The rentals are in the Raleigh NC area in prime inside the beltline locations near the University. One has been in the family since 1986 - with a small mortgage. The other is less than one mile away, similar location - solid rental history since 2002. Farm - one about an our from major metro areas, and in the family via the old land grant, one is my homeplace - within 30 minutes of RDU.

For borrowing I have always had good interest rates and nice credit lines.? Last year was brutal as my industry was in flux and I took a 6 month break at the time the market sunk to it's lowest.? We are back on solid footing, and now time to get these debts at lower rate, and plan for the next few years to get completely back on track with additional cash reserves. I have never defaulted, or not paid loans off. The interest rates I now have, are brutal - so time to pay them off, or get them down to reasonable payout. My mortgages are at 5.25 & 6.14. My debt to income ratio will be high until these debts are paid off. I am only asking for a protion of the amount needed, as I will cash out and pay for the others shortly.

Will be happy to purchase a term life insurance policy to guarantee these funds, and have the loan draft from one of my accounts.?? I should be in position to pay loan off early if this is the wish of the lender.? Please ask additional questions as I would sincerely appreciate the opportunity to pay off a reasonable debt with reasonable rates ? and provide someone a nice return.??

Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1995	Debt/Income ratio:	9%
Credit score:	600-619 (Jan-2010)	Current / open credit lines:	4 / 3	Employment status:	Full-time employee
Now delinquent:	11	Total credit lines:	47	Length of status:	1y 11m
Amount delinquent:	$5,688	Revolving credit balance:	$802	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	229%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	26	Homeownership:	No
Inquiries last 6m:	1
Screen name:	wildernessnh	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	20 ( 91% )	600-619 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	2 ( 9% )	520-539 (Jan-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
Improving Credit One Step at a Time
Purpose of loan:
This loan will be used strictly as a credit bureau reporting tool.? In the past I had a loan through Prosper, which I just paid off.? Having the loan on my credit in good standing has helped boost my credit score and I would like to continue that process.? I do not currently use credit cards (I do have one for emergency, with no use or balance currently) or a car loan, so it would be beneficial for me to set up another loan on Prosper to keep the good monthly reporting going.? The majority of the money would sit in an online bank account with the Prosper loan being automatically drawn each month.? I would use a $325? to pay my remaining tuition bill for school.

My financial situation:
I am a good candidate for this loan because I have successfully paid off a previous Prosper loan (as well as have funded loans for others).? Although my credit may not be great, it is a picture of who I was 5 years ago, not today.? I am working towards creating a stable career and financial cushion.? In the last 3 years I have managed to pay off all credit card and auto debt (currently own my car with no payments), and continually work on satisfying additional bad debt collections.
My previous prosper loan was one of two loans (the second being a paid off car loan) I kept on my report to help build my credit score back up.?
After reviewing the credit report attached with this listing, I have plans to contact all credit bureaus to receive a copy of my report as there seems to be several inaccuracies.? I currently monitor my credit with MyFico.com and the information provided does not match what I review on a monthly basis and have used as a benchmark to help fix my credit score.

Monthly net income: $ 3333

Monthly expenses: $ 1287
??Housing: $ 750
??Insurance: $ Paid in full annually at $264
??Car expenses: $ 40 (gas)? No car loan
??Utilities: $ 100
??Phone, cable, internet: $ 75
??Food, entertainment: $ 300
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.46%	Starting borrower rate/APR:	26.46% / 28.79%	Starting monthly payment:	$810.72

Auction yield range:	11.06% - 25.46%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1996	Debt/Income ratio:	44%
Credit score:	740-759 (Feb-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	4y 4m
Amount delinquent:	$0	Revolving credit balance:	$25,652	Occupation:	Biologist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	listing-owner9	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolodate my credit card debt.? The mega monster banks have increased my interest rates, even though I have payed more than the minimum payments and always on time.? I would really like to fire these mega monster banks (as recommended by Clark Howard).

My financial situation:
I am a good candidate for this loan because I have a stable occupation and I always pay my bills on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445224
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$159.93

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1997	Debt/Income ratio:	22%
Credit score:	720-739 (Feb-2010)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	45	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$43,951	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	mighty-auction3	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to pay off multiple credit cards with a slightly higher interest rate.?

My financial situation:
I am a good candidate for a loan because I am a home owner, my household is dual income and I have a good credit rating with an excellent payment history on all accounts.? My credit history does not show ANY negative accounts.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445228
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$278.32

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-679 (Feb-2010)	Current / open credit lines:	10 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,436	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$100,000+
Delinquencies in last 7y:	33	Homeownership:	No
Inquiries last 6m:	2
Screen name:	optionsguy	Borrower's state:	Texas	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Would rather pay investors than CC
Purpose of loan:
This loan will be used to pay off my credit cards. The interest rate is just ridiculous and makes paying them down very tough. I'm never late on payments. Plus I'd much rather pay investors instead of the credit card companies.

My financial situation:
I am a good candidate for this loan because?

Monthly net income: about $8,000

Monthly expenses: $
??Housing: $800
??Insurance: $100
??Car expenses: $250 (I drive a lot for work)
??Utilities: $300
??Phone, cable, internet: $350
??Food, entertainment: $300
??Clothing, household expenses $
??Credit cards and other loans: $400
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445234
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$201.10

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1997	Debt/Income ratio:	15%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	13y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,896	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	kennydtw	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	41 ( 100% )	700-719 (Latest)
Principal borrowed:	$12,500.00	< mo. late:	0 ( 0% )	660-679 (Apr-2009) 680-699 (Nov-2007) 640-659 (Aug-2006) 640-659 (Apr-2006)
Principal balance:	$2,580.21	1+ mo. late:	0 ( 0% )
Total payments billed:	41
Description
Mexico Wedding
This money will be used for my wedding this February 13th in Mexico and the reception back home the 27th. We are combining our destination wedding with a honeymoon and this loan will help pay everything in advance.

I have more than enough monthly?income to make these payments from?my full-time?stable?job that I have been at for over 13 years.? You can also see from my?past Prosper loans that all my payments have been made on time over the years.

Any questions please ask - thanks for all your help!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$253.28

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1993	Debt/Income ratio:	18%
Credit score:	660-679 (Feb-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$21,940	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	respectful-pound	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff credit card use for surgery
Purpose of loan:
I had shoulder surgery and my insurance covered 80% of it. I used my credit card to pay the remaining amount owed. My credit card company will not work with me on the interest rate ? 19% so I need to try another avenue.

My financial situation:
I am a good candidate for this loan because I have a great payment history. I've been at my current company for 9 years, first job out of college, I'm a very loyal person and employee.

Monthly net income:
$2500

Monthly expenses: $
??Housing:?$900
??Insurance: $36
??Car expenses: $100
??Utilities: $100
??Phone, cable, internet: $55
??Food, entertainment: $100
??Clothing, household expenses $?40
??Credit cards and other loans: $ 400
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445242
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1988	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Feb-2010)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	37	Length of status:	0y 4m
Amount delinquent:	$638	Revolving credit balance:	$9,925	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	awe-inspiring-diversification8	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting a Franchise! Tutor Doctor
Purpose of loan:
This loan will be used to start a Tutor Doctor franchise in zip codes 19709 and 19701 in Delaware.? I have already put down the first 25% in cash for this franchise and I need to fund the rest.? Go to www.tutordoctor.com to see the opportunity.?

My financial situation:
I am a good candidate for this loan because I have well rounded business experience.? I already have experience running a profitable small business.? I believe in the company and the product and have a strong desire to do well and to do good.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.06% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1993	Debt/Income ratio:	23%
Credit score:	680-699 (Feb-2010)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	6	Length of status:	1y 6m
Amount delinquent:	$825	Revolving credit balance:	$1,380	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	community-prometheus	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Stead
Purpose of loan:
This loan will be used to? Aquire a family property from the Guardian of my Great Aunt. Now that Aunt Vi has been transitioned into convelescent care, It will kill me to see someone that is not related to the family, get that property. She has been on that corner since 1952!

My financial situation:
I am a good candidate for this loan because?I have been working in ministry since Nov. 2005. I was ordained in December of 2009. The ministry allows me to work away from campus to do Crisis Ourtreach, which I'm doing now and have been since August of 2008. ?once?I?get the property in my possesion, I plas to refinance and pay back this 25K loan within 60?to 90 days.?

Monthly net income: $ 3500

Monthly expenses: $
??Housing: $ 921.00
??Insurance: $ 68.00?
??Car expenses: $100.00
??Utilities: $ 200.00
??Phone, cable, internet: $ 125.00
??Food, entertainment: $200.00
??Clothing, household expenses $75.00
??Credit cards and other loans: $100.00
??Other expenses: $150.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445258
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.40%	Starting borrower rate/APR:	11.40% / 13.52%	Starting monthly payment:	$493.93

Auction yield range:	4.06% - 10.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-2000	Debt/Income ratio:	13%
Credit score:	780-799 (Feb-2010)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$28,683	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	35%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	goodhearted-note	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation of Credit Cards
Purpose of loan:
This loan will be used to consolidate my credit cards and an personal loan which in turn save me some money.

My financial situation:
Good credit. nice income to debt ratio.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445260
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1998	Debt/Income ratio:	16%
Credit score:	660-679 (Feb-2010)	Current / open credit lines:	4 / 3	Employment status:	Retired
Now delinquent:	1	Total credit lines:	26	Length of status:	1y 7m
Amount delinquent:	$9,194	Revolving credit balance:	$258	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	86%
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0
Screen name:	phenomenal-currency0	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my car expence
Purpose of loan:
This loan will be used to?? it will be used a existing bills????

My financial situation:
I am a good candidate for this loan because??
I pay all my bills on time? each month
Monthly net income: $2,100.

Monthly expenses: $ 1,400
??Housing: $ 550.
??Insurance: $85.
??Car expenses: $ 350.
??Utilities: $ 77.
??Phone, cable, internet: $ 125.
??Food, entertainment: $?120.
??Clothing, household expenses $ 30.
??Credit cards and other loans: $75..
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445270
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-2005	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Feb-2010)	Current / open credit lines:	5 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	3y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,982	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	hard-working-loyalty	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
LSAT COURSE
Purpose of loan:
This loan will be used to help advance my studies.

My financial situation:
I am a good candidate for this loan, because I have never defaulted on any credit lines nor have I been delinquent. I am a hardworking and reliable person. I am also?not the type to abandon my obligation, especially when someone else has?trusted me with their hard earned money.??

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445272
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1984	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Feb-2010)	Current / open credit lines:	10 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	46	Length of status:	10y 11m
Amount delinquent:	$0	Revolving credit balance:	$54,527	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4
Screen name:	proud-vigilance4	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need cash while home is for sale
I spent over a year building my dream home overlooking Lake of the Ozarks. While building the house the recession began and I found my 2009 income fall below what is required to service the mortgage. I have never in my life found myself in this situation. I took a chance building a grand house but my timing could not have been worse. The house is for sale and may be seen at www.thebeautifulrock.com

Since I went over budget building the house. I had to liquidate my 401K, sell a car and my boat to pay in full the remaining contractor bills. I know my situation is not as bad as some who have lost homes or are upside down on their mortgages. I am doing everything in my power to keep this from getting worse. I will down size to a house paid for with cash from the sale of this home. I'm have been looking for a larger debt consolidation hard money loan secured by a 2nd mortgage but these are not available.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445276
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-2005	Debt/Income ratio:	Not calculated
Credit score:	640-659 (Feb-2010)	Current / open credit lines:	5 / 5	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	8	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$827	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	12
Screen name:	merciful-repayment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for school
I believe I am a good candidate for this loan because I am sure that I will be able to pay it back. I attended Mount Holyoke College briefly last year, after my fathers death we were not able to afford a 55,000 private liberal arts school anymore. Currently I am attending caob in order to get my licenses as an esthetician, so I will be able to work and eventually pursue my undergraduate. I need this money for living expenses; a medical course in esthetics; and for public transportation.

Thanks
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445282
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.55%	Starting borrower rate/APR:	22.55% / 24.82%	Starting monthly payment:	$961.89

Auction yield range:	8.06% - 21.55%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1972	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-839 (Feb-2010)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	12y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,864	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	percolator4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payroll
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445284
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-2002	Debt/Income ratio:	44%
Credit score:	600-619 (Feb-2010)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	2y 1m
Amount delinquent:	$41	Revolving credit balance:	$14,294	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	thecatsclaw	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	51 ( 100% )	600-619 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	620-639 (Dec-2009) 580-599 (Aug-2008) 520-539 (Jun-2008) 540-559 (Apr-2008)
Principal balance:	$1,426.11	1+ mo. late:	0 ( 0% )
Total payments billed:	51
Description
Home Repair needed for water damage
Purpose of loan:
We have had so much rain this year that the French drain we had just above our house actually got washed up.? This means that the water poured into our basement where my son is now living.? We have pulled up the carpet and cleared out the room.? The walls are not dry but we are going to have to pull out the sheet rock as well.? Basically, we are going to have to ?rebuild? that room.? Along with repairing the French drain out side which will take digging up the entire upper side of the house. My son is 22 and was laid off not long ago and now, bless his heart, he is sleeping on our couch. Of course, water damage?is not covered by our insurance.? I am looking for a loan that will help us repair the room down stairs and the outside of our house.?

My financial situation:
My credit score is down because of the business I used to own.? The business is now closed but I have some things I am still paying off.? My bills are all paid on time, I just have several.? Some are close to the credit limit which lowers the score.? The consolidation portion of this loan should improve the score.? Things have been tight with the business failing and still 2 kids in college but I have a stable job with a Credit Union.? Our Credit Union is in good shape and has not made any of those bad loans.? I work hard and make sure I am completing my tasks and qualify to keep my job.

Monthly net income: $ 5,736

Monthly expenses: $?
Housing: $??My husband pays this bill??
Insurance: $?Auto and Life = 700??
Car expenses: $ Various cars?=?951 (I?have car notes for the kids as well as mine)??
Utilities: $?448??
Phone, cable, internet: $ 375??
Food, entertainment, Gas: $?700??
Credit cards and other loans: $ 1,138??
Other expenses: $ 922 (Rental property mortgage payment)
Monthly Expenses reduced: $ 920 (Prosper loan, 2 car loans, and credit cards (which I will cancel all but one))
We really need our house repaired so mold won't start to grow.??Please consider funding this loan. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445288
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$836.34

Auction yield range:	11.06% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-1981	Debt/Income ratio:	18%
Credit score:	760-779 (Feb-2010)	Current / open credit lines:	31 / 29	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	84	Length of status:	21y 7m
Amount delinquent:	$0	Revolving credit balance:	$275,112	Occupation:	Doctor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	organic-duty	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan:
This loan will be used to?pay down unsecured debt at a fair interest rate?

My financial situation:
I am a good candidate for this loan because? my income is secure
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445300
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$224.23

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1996	Debt/Income ratio:	9%
Credit score:	820-839 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Laborer
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	bonafide-agreement3	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buiding a home
Purpose of loan:
This loan will be used to? finish buiding my house

My financial situation:
I am a good candidate for this loan because?i have?great credit but have some state problems so i cant get a loan through a bank.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445306
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	23.58%	Starting borrower rate/APR:	24.58% / 27.14%	Starting monthly payment:	$59.31

Auction yield range:	8.06% - 23.58%	Estimated loss impact:	9.06%
Lender servicing fee:	1.00%	Estimated return:	14.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1981	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	40	Length of status:	14y 3m
Amount delinquent:	$0	Revolving credit balance:	$20,310	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	45%	Stated income:	$100,000+
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	9
Screen name:	gain-safehouse3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CAR FOR MY SON
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I have great income and a great history of credit. Alot of my money is tied up in investments at the moment and what I have in reserve is for emergencies. My son would also like to pay the payments and it would be good that he knows there is an actual bill that needs to be paid and not just having to pay dad back. Thanks in advance for your consideration
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 435193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$217.13

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1988	Debt/Income ratio:	20%
Credit score:	640-659 (Feb-2010)	Current / open credit lines:	11 / 6	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	62	Length of status:	26y 2m
Amount delinquent:	$46,178	Revolving credit balance:	$15,339	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	73	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	mnman1	Borrower's state:	Minnesota	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	640-659 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-679 (Jul-2009) 640-659 (Sep-2008) 620-639 (Jun-2008)
Principal balance:	$616.09	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
Looking for a lower interest rate
Purpose of loan:
This loan will be used to? pay off a high rate credit card at a lower rate.
Also hope to pay off car loan at a lower rate.
My financial situation:
I am a good candidate for this loan because? I have not been late on any credit card payments. I recently got a car loan at a fairly high rate of interest and would not mind paying that off either. The rate is currently 23 percent. The payment is 269. I made the first two payments early, and paid extra on them. (300)

Monthly net income: $
4200
Monthly expenses:?900 credit cards?? 269 car payment
??Housing: $ 400!? small apartment
??Insurance: $ 100? auto?only
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444625
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	33.90%	Starting borrower rate/APR:	34.90% / 37.35%	Starting monthly payment:	$180.72

Auction yield range:	17.06% - 33.90%	Estimated loss impact:	36.50%
Lender servicing fee:	1.00%	Estimated return:	-2.60%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1978	Debt/Income ratio:	72%
Credit score:	760-779 (Jan-2010)	Current / open credit lines:	9 / 7	Employment status:	Retired
Now delinquent:	1	Total credit lines:	28	Length of status:	10y 8m
Amount delinquent:	$2,079	Revolving credit balance:	$16,599	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	diligent-cash1	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay taxes
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 444917
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,910.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.20%	Starting borrower rate/APR:	7.20% / 7.54%	Starting monthly payment:	$183.02

Auction yield range:	3.06% - 6.20%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	4.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-1996	Debt/Income ratio:	7%
Credit score:	840-859 (Jan-2010)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$14,333	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	16%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	exponential-trade933	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to consolidate my credit cards.?

My financial situation:
I am a good candidate for this loan because I have never missed a single payment of any kind.? My excellent credit score?is important to me as well as getting out of debt as quickly as possible. I have a great position in a strong company.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445055
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1998	Debt/Income ratio:	14%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	6	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	8	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	blue-pleasant-camaraderi	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off debt
Purpose of loan:
This loan will be used to?pay off some bills

My financial situation:
I am a good candidate for this loan because?? all the bills that I?have?are paid on time.??I have a car payment and my other?household bills and its just to many things to juggle.?I have a good and reliable job, so payments are not a problem.?My debt owed on my car is about 2000. I would like to get on a cheaper?payment plan and get out of debt so?I can start saving?to purchase a truck.
Monthly expenses: $ 2117
??Housing: $ 970
??Insurance: $ 139
??Car expenses: $ 316
??Utilities: $ 106
??Phone, cable, internet: $ 76
??Food, entertainment: $ 260
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 0
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Nov-1996	Debt/Income ratio:	53%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	10y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,938	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	established-dedication1	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"A New Beginning in 2010"
Purpose of loan:
This loan will be used to?Consolidate Credit Cards?

My financial situation:
I am a good candidate for this loan because?
I am very stable and reliable. I have been on my current job for a large nationwide company for the past 10 years. I have been with my wife for 23 years. She has just graduated college after several years of hard work and determination, with a Degree in Accounting. We have one daughter which will graduate High School this year, ?Class of 2010?. I also own my own?Business, which I have had for the past 7 years.?I have an excellent payment history and usually have around a 720 credit score, unlike the score I was given by prosper.? We are very dedicated hardworking individuals, and would greatly appreciate your consideration for this loan. All information is verifiable, and any questions are welcome.
Thanks? in advance.

Monthly net income: $5706.00 together without Overtime and Business Income
Self? $2890 + Overtime / Gross 45,000 yr
Wife? $2816
Business Income / Varies (usually profit is around $10,000 per year)

Monthly expenses: $
??Housing: $ 1353
??Insurance: $
??Car expenses: $ 325 Truck payment
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ Aprox. $ 750??($500 to be paid off with this loan)
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1997	Debt/Income ratio:	46%
Credit score:	640-659 (Feb-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,108	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Alonso1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 93% )	640-659 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	1 ( 7% )	620-639 (Aug-2009) 740-759 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
Buying a car
Purpose of loan: To buy a smaller car. I currently have a truck and gas is getting too expensive. I am planning on buying a Honda Civic because they are good in?gas mileage.

My financial situation:
I am a good candidate for this loan because my son is going to help me pay for half of the loan I requested. I can trust him because he helped me pay off the loan I?had with Prosper?two year ago and it was a bigger loan.

Monthly net income: $ 1,400 and my son makes twice as much as me.

Monthly expenses: $
??Housing: $ 0
??Insurance: $ 100
??Car expenses: $?0
??Utilities: $?200
??Phone, cable, internet: $?0
??Food, entertainment: $ 500
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 0
??Other expenses: $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445085
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.06%	Starting borrower rate/APR:	12.06% / 14.19%	Starting monthly payment:	$831.07

Auction yield range:	11.06% - 11.06%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1995	Debt/Income ratio:	11%
Credit score:	720-739 (Feb-2010)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$27,883	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	unrelenting-transparency7	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying and closing credit accounts
Purpose of loan:
This loan will be used to consolidate debt and close credit accounts that grew due to a previous employer not able to fulfill their contracted payment obligations and my resulting period of unemployment thereafter.

My financial situation:
I am a good candidate for this loan because I am responsible with using credit, and have only run into the past financial issues due to unforseen circumstances out of my direct control. I have the resources to pay-back this loan, and have a steady, high-income job at a solid company that is currently prospering.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Jan-2005	Debt/Income ratio:	722%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$6,065	Occupation:	Student - Community...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	56%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6
Screen name:	asset-phoenix	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
college expenses
Purpose of loan:
I am a student and I live with my parent. My dad is disabled and can't work, but my mom is working. We own a house and my parent put the house under my name for some reason. My parent pay monthly payment and all house expenses and they are not able to help me for my school. Last year I was applying for federal loan, but this year the school did n't approve me for any student fund and even loan. Because I was going to school full time, I could not work. But right now I plan to go to college at nights and I work all days. I just found a full time job with monthly income $1000.But this is not enough for me. If I don't get this loan I am not able to continue in my education because the book expenses and class registration is so high.
My financial situation:
I am a good candidate for this loan because I found a? fulltime job with monthly income of $1000.

Monthly net income: $1000

Monthly expenses: $
??Housing: $?0
??Insurance: $?40
??Car expenses: $?50
??Utilities: $ 20
??Phone, cable, internet: $ 50
??Food, entertainment: $?10
??Clothing, household expenses $?20
??Credit cards and other loans: $?150
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445097
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 9.84%	Starting monthly payment:	$416.43

Auction yield range:	3.06% - 8.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	7.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1997	Debt/Income ratio:	20%
Credit score:	800-819 (Feb-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,490	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	13%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	principal-atizer8	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Investment
Purpose of loan:
This loan will be used to? purchase an investment home.

My financial situation:
I am a good candidate for this loan because?I?make all my payments on time. Plus,I already have a?willing renter for the house,?all I have to do is make?the purchase.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.46%	Starting borrower rate/APR:	26.46% / 28.79%	Starting monthly payment:	$405.36

Auction yield range:	11.06% - 25.46%	Estimated loss impact:	10.63%
Lender servicing fee:	1.00%	Estimated return:	14.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1997	Debt/Income ratio:	20%
Credit score:	700-719 (Feb-2010)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$11,516	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	38	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	dedication-matrix	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying For Wedding
Purpose of loan:
To pay for my wedding?

My financial situation:
I am a good candidate for this loan because I pay all of my bills on time?

Monthly net income: $ 60,000

Monthly expenses: $
??Housing: $ 1800
Insurance: $ 130
??Car expenses: $0
??Utilities: $ 200
??Phone, cable, internet: $ 100?
??Food, entertainment: $ 300
??Clothing, household expenses $ 0?
??Credit cards and other loans: $ 200
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445137
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.06%	Starting borrower rate/APR:	12.06% / 14.19%	Starting monthly payment:	$498.64

Auction yield range:	11.06% - 11.06%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1995	Debt/Income ratio:	35%
Credit score:	680-699 (Feb-2010)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	6y 10m
Amount delinquent:	$0	Revolving credit balance:	$38,266	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	loot-photon	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off a tough 2009
Purpose of loan:
This loan will be used to? pay down debt that my wife and I accumulated this past year. Between furlough time at both jobs, a new baby and a new house things got a little out of hand in 2009.

My financial situation:
I am a good candidate for this loan because? 2010 has already started off better for us. We both have stopped using credit cards and have already paid down some our debt, but we would like to use this loan to completely payoff high interest rate cards and not contribute to the growing problem America has of absorbing personal debt of irresponsible spenders. We will pay off our debt, to either you or the credit card company, but we would rather do it at a fixed monthly payment and lower interest rate.

Monthly net income: $ 7000

Monthly expenses: $
??Housing: $ 1900
??Insurance: $ 300
??Car expenses: $ 600
??Utilities: $ 125
??Phone, cable, internet: $ 102
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445139
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.67%	Starting borrower rate/APR:	32.67% / 35.09%	Starting monthly payment:	$263.56

Auction yield range:	14.06% - 31.67%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1998	Debt/Income ratio:	29%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	4 / 4	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	12	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$4,772	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	nehalecky	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 100% )	660-679 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	660-679 (Aug-2009) 700-719 (Jun-2007)
Principal balance:	$965.77	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
recent PhD debt consolidation.
My financial situation, in short:
I am just completing my PhD in Nuclear Engineering at UC Berkeley and looking for a job. Admittedly, my finances are not perfect as I would rather not be in debt, but a student salary while living in the Bay Area can be quite difficult to manage! Either way, I pay them, but I would like to see the members of this community benefit.

The Details.

Purpose of loan:
I will be using this loan to pay off credit card debt I have accrued over the last year few years, while completeing my PhD. I can afford to pay them, but as credit card APRs have increase recently (mine have without any reason), I would rather see my debt consolidated and not watch a large corporation profit from my debt. Really though, I will pay them either way, but I would rather that all of you make profit off of it.

Story:
I have credit debt around $5000 because of the costs of life. Having to get a replacement laptop is costly, my research in numerical modeling for my degree requires it. Student salaries cannot really finance those expenses, while credit can. I would like to see my interest lowered and payments consolidated. Also, I have an additional loan with prosper around $990, which I have been diligently paying since receiving it a few years back (originally a $5000 loan). I would like to consolidate all of these loans into one lump payment.

Now wrapping up school, only a small chapter left for my dissertation, am currently on the job market, will have a permanent job in the next few months. I DO have savings which I will be using to tide me over during this time. I can imagine that this must seem like a risky investment, but I am very diligent about paying my bills. As I said previously, either way, I will pay this, but I would just like to see you all earn a profit from your socially-conscious lending, instead of credit industries.

Monthly Costs:
Insurance: $0 (medical dental vision included in my student health insurance, hopefully everyone one day will have medical insurance in this country).
Other: $75
Car expenses: $0 Don't own a car.
Rent (utilities, internet): $300
Phone: $20
Prosper Loan: $170
Credit Card: $200
Food, entertainment: $300 (a very liberal estimate)
Other expenses: ~$30 (Mass transit costs)

So you can see from this my total bills, (excluding the costs of my credit card and Prosper loan - $300) is ~$600. With a $6000 loan at 30% interest over 3 years, payments would be around $250/month, for a total around $970/month, a very reasonable goal. I hope this is enough information to assure you that I am good investment. If not, please feel free to ask me any questions. In the future, I too, hope invest in the Prosper marketplace, helping people like me.

Thank you much, and good luck bidding.
-Nuclear in Berkeley
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445145
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.59%	Starting monthly payment:	$56.57

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1995	Debt/Income ratio:	9%
Credit score:	660-679 (Feb-2010)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	8y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,697	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	power-baron	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay down my bills
Purpose of loan:
This loan will be used to? Pay down my bills.? Times have been tough lately with household income being reduced as a result of economic downturn.? My spouse has been reduced to part time many times over the past year.? Obviously impacts our ability to take care of our obligations

My financial situation:
I am a good candidate for this loan because? I pay my bills on time and have a respect and desire to continue doing so.

Monthly net income: $ 4500 appx

Monthly expenses: $
??Housing: $? my share - 600.
??Insurance: $? spouse handles
??Car expenses: $ spouse handles
??Utilities: $ 250.00
??Phone, cable, internet: $ 200.00
??Food, entertainment: $? spouse handles
??Clothing, household expenses $
??Credit cards and other loans: $? 500.00
??Other expenses: $? student loan - 50.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445147
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 16.16%	Starting monthly payment:	$68.36

Auction yield range:	11.06% - 13.00%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Mar-2004	Debt/Income ratio:	13%
Credit score:	680-699 (Feb-2010)	Current / open credit lines:	17 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	4y 8m
Amount delinquent:	$0	Revolving credit balance:	$14,361	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	50%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2
Screen name:	reasonable-dime	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying high interest credit card
Purpose of loan:
This loan will be used to? Pay High Interest Credit Cards

My financial situation:
I am a good candidate for this loan because? My wife and I are trying to maximize our savings by paying off my high interest cards and switch to using my checking/debt cards. I need a loan of $2000.00 at 14.00% to pay off my high interest credit cards. I have been working with the same company for a long time and I am earning $70,000 per year. We have low monthly expenses. I always pay my bills on time. I have never missed a payment till date. We are also a home owner and a car owner. My monthly mortgage payment is $1450 and I don?t have a loan on my car.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445149
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.40%	Starting borrower rate/APR:	27.40% / 29.74%	Starting monthly payment:	$82.08

Auction yield range:	11.06% - 26.40%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1993	Debt/Income ratio:	18%
Credit score:	660-679 (Jan-2010)	Current / open credit lines:	10 / 10	Employment status:	Retired
Now delinquent:	0	Total credit lines:	18	Length of status:	6y 2m
Amount delinquent:	$0	Revolving credit balance:	$5,828	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	29%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	terrific-truth8	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PERSONAL
Purpose of loan:
This loan will be used to? PERSONAL USE

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $
2,000.
Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445151
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$916.40

Auction yield range:	17.06% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1993	Debt/Income ratio:	Not calculated
Credit score:	780-799 (Jan-2010)	Current / open credit lines:	7 / 7	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	25	Length of status:	3y 5m
Amount delinquent:	$3,742	Revolving credit balance:	$78,572	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	56bones	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CASH FLOW BUSINESS EXPANSION
Purpose of loan:
This loan will be used to? leverage my investments in prosper. My plan is simple borrow money from prosper in an effort to prosper at a higher rate of return. I will then be using this profit to help fund a marketing campaign for my new business selling healthy energy drinks and meeting new people who still have dreams of bigger and better lives and are willing to take these small risks for the potential of exceptional rewards. My immediate goal is to earn $10,000.00 per month within?365 days from?January 5th, 2010 the day I took my first step into this ideology of independent success while helping others, to help themselves and enjoy a healthy energy drink in the process.

Company Information:?
Check it out?www.madmoney411.com? People don?t have to change eating habits ? grab and go - Share with others to promote FUN, simple, delicious products!?Try?it, you have nothing lose and everything to gain. Please take survey after you try it so?I know how your felt.

Energy Drink:
AloeBoost? Free Sample site: http://madmoney411.FreeAloeBoost.com
AloeBoost??Survey site: http://madmoney411.AloeBoostSurvey.com

Better Rest Drink:
Free Sample site: http://madmoney411.FreeAloeRest.com
AloeRest? Survey site: http://madmoney411.AloeRestSurvey.com

Appetite Contro Drink:
Free Sample site: http://madmoney411.FreeAloeControl.com
AloeControl? Survey site: http://madmoney411.AloeControlSurvey.com

My financial situation:
I am a good candidate for this loan because?I am currently a lender on prosper and will be using this loan to?lend out more money in an effort to?make the difference based on interest.? I will use my profit to help fund a marketing campaign to grow my?drink business. You can see my prosper stats at www.lendingstats.com? and you can help me grow my?drink business at? www.madmoney411.com ?together we can prosper with the energy to do it. So please review this information to help me with my loan request and possibly help me with my new business as my/our success can only help me repay you your money faster and may even earn you a spot in a fun and exciting new company with significant cash flow potential for all involved. Thank you for your consideration.

Delinquency is a?medical bill being fought?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$127.94

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1999	Debt/Income ratio:	27%
Credit score:	760-779 (Feb-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$139	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	TNG812	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to pay off my credit card bill.

My financial situation:
I am a good candidate for this loan because I am a college graduate with a good job.? I do not have any housing expenses as I live at home with my parents, I moved back home to help with the family business.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$271.37

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	25.94%
Lender servicing fee:	1.00%	Estimated return:	-8.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-2003	Debt/Income ratio:	38%
Credit score:	720-739 (Feb-2010)	Current / open credit lines:	21 / 21	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	2y 5m
Amount delinquent:	$15	Revolving credit balance:	$6,316	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	taiko9	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Payoff my credit cards
Purpose of loan:
This loan will be used to consolidate debt of two installment accounts and credit cards into one payment.

My financial situation:
I am a good candidate for this loan because the total payment on the new loan would reduce my monthly payment by over $150.? I have made all payments on time for my current obligations and would continue to do so.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445165
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,600.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.40%	Starting borrower rate/APR:	28.40% / 30.75%	Starting monthly payment:	$232.85

Auction yield range:	11.06% - 27.40%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-1991	Debt/Income ratio:	7%
Credit score:	720-739 (Feb-2010)	Current / open credit lines:	3 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$39	Occupation:	Other
Public records last 12m / 10y:	1/ 1	Bankcard utilization:	3%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	61	Homeownership:	No
Inquiries last 6m:	0
Screen name:	worth-warp-speed	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Education for Career Change
Purpose of loan:
This loan will be used to purchase the very best at-home training program and equipment for becoming a Court Reporter, Broadcast Captioner, and/or CART (Communication Assistance Real Time) Provider. This is listed by the US Government as one of the fastest growing job fields over the next decade.

My financial situation:
I am a good candidate for this loan because I am a better borrower than my credit reports can ever show. I currently have only one monthly debt payment, my automobile, and enough disposable income just from my regular job to meet any monthly payment a 3-year, $5,600 loan may incur. Further, I have a cash-only business selling Italian Ice at fairs and markets from May through September with net profit of between $5,000 and $6,000 annually that will subsidize any loan payments I have.

As for any delinquencies and the bankruptcy listed on my credit report they were all due to one cause -- my divorce. I purposely took all the debt incurred during my marraige upon myself, even though I did not have to, so my ex-wife would not have that problem while supporting our two children. I did this knowing that meant eventual bankruptcy. That bankruptcy has been discharged in full. Look deeper and you'll see prior to that 10+ years of 100% on-time payments on all debts -- credit cards, utilities, home mortgage, automobiles, and all others.

Have faith in me and you'll see the rest of my life with 100% on-time payments and any and all Prosper loans I receive will be among the first of those.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445167
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$159.93

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-2006	Debt/Income ratio:	17%
Credit score:	760-779 (Feb-2010)	Current / open credit lines:	9 / 9	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,091	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	27%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	likeable-gold0	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Just Consolidating
Purpose of loan:
This loan will be used to consolidate my credit card debt. I would love to not need to make payments to multiple companies. I am very timely in paying and have never had a late payment on anything! I just want more simplicity in my life

My financial situation:
I am a good candidate for this loan because I have a solid income and have no problem paying on time.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$278.32

Auction yield range:	17.06% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1994	Debt/Income ratio:	30%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	0y 4m
Amount delinquent:	$0	Revolving credit balance:	$7,204	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	103%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4
Screen name:	charmer472	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Medical Purpose
Purpose of loan:
This loan is for a medical procedure call gynocomastia. I have been living with this condition since I was a teenager, and now is worsening. It is becoming painful and uncomfortable. By providing me with this financial support, I will ensure you that I will work hard to pay you back as soon as possible. You will not be giving be just money, but you will be liberating me from a physical and a emotional stress. Therefore, I will be a more productive citizen.

My financial situation:
I am a good candidate for this loan because I have a full time position where I make a decent salary. Currently, I am not paying rent because I live with my mother and brother so I just help out with $200 to $300 a month.

Monthly net income: $ 4000

Monthly expenses: $ 1210
??Housing: $ 200
??Insurance: $ 30
??Car expenses: $ 220
??Utilities: $ 20
??Phone, cable, internet: $ 20
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 300
??Other expenses: $ 40
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1994	Debt/Income ratio:	20%
Credit score:	720-739 (Feb-2010)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$4,177	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	43%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	delicious-investment	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Opportunity exists for partnership
Purpose of loan:
This loan will be used to? Secure an investing relationship with my current employer,?---- Automotive Group on an existing opportunity for expansion. I have been with the company for over eight years and have worked my way from sales person to all levels of management, including General Manager.Now the opportunity exists to invest in the business as it expands and join the ownership team.I have an undergraduate degree in Political Science and I am currently completing my master?s degree in business during the evenings.I have been in the automobile business for eleven years.The actual investment is $50,000; however, I have access to $25,000 thru my own savings.

My financial situation:
I am a good candidate for this loan because?
I currently make $7,000 per month with the same company that I will be investing in.? Essentially I?m investing into the ownership of my own position.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$226.05

Auction yield range:	11.06% - 20.00%	Estimated loss impact:	10.48%
Lender servicing fee:	1.00%	Estimated return:	9.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1997	Debt/Income ratio:	15%
Credit score:	660-679 (Feb-2010)	Current / open credit lines:	16 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$32,460	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	84%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	cash-channel763	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
This loan will be used to consolidate my higher interest credit cards.? ?

My financial situation:
I am a good candidate for this loan because as you can see I have not paid late in over the last 2 years.

Monthly net income: $ 3900 plus 1100 in rent from parents renting house

Monthly expenses: $
??Housing: $ 700
??Insurance: $ 100
??Car expenses: $ 100
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500
??Other expenses: $ 150
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Feb-2010)	Current / open credit lines:	3 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	14	Length of status:	1y 10m
Amount delinquent:	$0	Revolving credit balance:	$278	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	55%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	12	Homeownership:	No
Inquiries last 6m:	0
Screen name:	diplomatic-point9	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Entrepreneur Needs Small Gap Loan
This loan will be used as a gap loan as I just completed two residential renovation projects and am preparing to close on a third this month. I will use the money to pay for launching my business website up, as well as, to photograph my recent projects and purchase design software. I am presently working with my bank to set up a line of credit based upon the deposits that I make from my business contracts. My goal is to keep the momentum going and focus on growing my business. In conjunction with my present business, which is providing design and professional services for residential renovations, I am writing a business plan for an e-based business. I utilitze mentorship with SCORE counselors and regularly attend membership and networking events. In a few weeks, I will close on my next project, and I will be able to easily manage payments and the loan pay-off. I earn money based on a hourly basis, as well as in the mark up in materials. My business overhead is minimal and I keep the operations lean. I invested most of my profits in 2009 to purchase computers and printers, as well as, developed print collateral for my business. In 2010, I want to create a stronger foundation for my business and expand upon its services that will be linked to the new e-business that I am developing. Thank you for your consideration in supporting a small business entrepreneur.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.06%	Starting borrower rate/APR:	12.06% / 14.19%	Starting monthly payment:	$664.86

Auction yield range:	11.06% - 11.06%	Estimated loss impact:	10.23%
Lender servicing fee:	1.00%	Estimated return:	0.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1990	Debt/Income ratio:	41%
Credit score:	720-739 (Feb-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$10,791	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	unabashed-benefit	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:? Pay off my credit cards and put a roof on my house
This loan will be used to?

My financial situation: I pay my bills on time, but seems like I am not making much headway with a couple of my credit cards even making double payments in some cases.
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445191
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-1986	Debt/Income ratio:	15%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$954	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	bonus-mechanic0	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Trying to get caught up
Purpose of loan:
This loan will be used to buy new brakes and tires for our only car ($1000), polish off about $1000 in medical expenses, and get caught up on bills ($1200).

My financial situation:
I am a good candidate for this loan because I'm consistent with making payments and always try to pay a little extra, even if it's just five bucks. I have a very steady job where I've worked for four years and received several promotions and raises. I've got a lot of freelance work coming up from February through the beginning of summer so I hope to use it and my tax return to pay half the loan off before the end of 2010. My wife contributes to our income with steady freelance work, pulling in an additional $300 or so a week. I currently earn (before freelance) enough to cover the monthly payment for this loan.

Monthly net income: $4430
Total Average Monthly Expenses: Approx. $4000

Monthly expenses:?
??Housing: $1175
??Insurance: $200
??Car expenses: $300
??Utilities: $200
??Phone, cable, internet: $150
??Food, entertainment: $1200
??Clothing, household expenses $200
??Credit cards and other loans: $350
??Other expenses: $225
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.40%	Starting borrower rate/APR:	10.40% / 12.51%	Starting monthly payment:	$324.55

Auction yield range:	4.06% - 9.40%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-1971	Debt/Income ratio:	40%
Credit score:	780-799 (Feb-2010)	Current / open credit lines:	15 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	31y 7m
Amount delinquent:	$0	Revolving credit balance:	$49,391	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	60%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	hope-river5	Borrower's state:	Hawaii	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Putting in a new Kitchen
Purpose of loan:
This loan will be used to? Finish the renovations of my Kitchen and painting of my house so i can get my house ready to be put on the market to be sold. My
House was appraised at? $560,000.00 two years ago so when i sell my I will pay off my debts.

My financial situation:
I am a good candidate for this loan because?I have very good credit I always pay my bills on time and i never miss a payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Feb-2010)	Current / open credit lines:	13 / 11	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	72	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$76,745	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	5
Screen name:	sentimental-dime9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
pay taxes
Purpose of loan:
Property Taxes

My financial situation:
I am a good candidate for this loan because I have an excellant pay history, strong employment record and I am a homeowner?

Monthly net income: $ 16,250

Monthly expenses: $
??Housing: $ 3357
??Insurance: $ 1000
??Car expenses: $ 760
??Utilities: $ 500
??Phone, cable, internet: $ 250
??Food, entertainment: $ 500
??Clothing, household expenses $ 500
??Credit cards and other loans: $ 2000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Nov-1997	Debt/Income ratio:	11%
Credit score:	640-659 (Jan-2010)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	20	Length of status:	4y 7m
Amount delinquent:	$1,285	Revolving credit balance:	$2,565	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	5
Screen name:	pound-baton	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying a used car
Purpose of loan:
This loan will be used to buy a car.

My financial situation:
I am a good candidate for this loan because I have a stable job and I have been at the current job for 5 years.

Monthly net income: $ 3,0000

Monthly expenses: $
??Housing: $ 500
??Insurance: $?0
??Car expenses: $ 0
??Utilities: $?0
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 100
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445213
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	14.06% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1999	Debt/Income ratio:	26%
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	9y 1m
Amount delinquent:	$0	Revolving credit balance:	$18,586	Occupation:	Flight Attendant
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	purposeful-commitment4	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
fixing a wall and asbestos removal
Purpose of loan:
This loan will be used to fix a 106 year old cracked plaster wall, installation of new water lines for a washing machine?and asbestos removal.?

My financial situation:
I am a good candidate for this loan because perfect credit and we want to fix our home so that we can start a family

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 1800
??Insurance: $ 300
??Car expenses: $ 500
??Utilities: $ 250
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing,? expenses $
??Credit cards and other loans: $?500
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445219
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (Feb-2010)	Current / open credit lines:	9 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	4y 3m
Amount delinquent:	$0	Revolving credit balance:	$33,113	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	TKSuperloan	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Safety Net
Purpose of loan:
This loan will be used to as a safety net while I build a work on a new business model which is already starting to show results.

My financial situation:
While I had my best year as a Realtor ever (I sold 22 homes), the bulk of it was buyer business.? With the 1st time homebuyer tax credit going away soon, and already activity is slowing, I've begun to change my business model to focus more on sellers in distress.? I have teamed up with one of the highest producing real estate agents in the Twin Cities, and have already signed up 5 listings in the month of January.? February will be even better.

The problem is: selling homes that are under water take a few months to sell.? While I have a number of clients closing in the next two months, money will still be tight for the next three.? So I'm simply looking for a safety net to ensure I will be able to breathe a little easier.? While last year was great for business, it was beset with a number of unexpected expenses - such as personal injury, and an unexpected home expense somehow not covered by insurance.? So things are very tight for the moment.

I really appreciate this service, and I really thank anyone who is willing to help.? I've always been great with credit, and I intend to stay that way.? Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.50%	Starting borrower rate/APR:	10.50% / 10.85%	Starting monthly payment:	$487.54

Auction yield range:	3.06% - 9.50%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Mar-1997	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	840-859 (Jan-2010)	Current / open credit lines:	8 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	25	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$13,258	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	Dixaz	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A Safe Bet! 840+ Credit
This loan will allow me to consolidate several credit cards with various interest rates into one payment. I have never been late on any payment and have had no credit debit until recently. The money is coming in over the next several months to pay these off without this loan. The loan will enable me to pay them off quicker thus reducing the various interest rates into one easy to track loan.

My financial situation is good at this point. My business is looking very good for the fall. Spring is a little slow but plenty of money is still coming in to make my monthly expenses. I do have enough in cash reserves to pay off this loan but would like to keep that intact for emergencies.

I would be a good candidate for this loan because I take my credit worthiness very seriously. I always make my payments on time and will never be late on a payment. I fully intend to pay this off as quickly as possible. You can invest in me with peace of mind.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445225
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.08%	Starting borrower rate/APR:	21.08% / 23.59%	Starting monthly payment:	$56.57

Auction yield range:	8.06% - 20.08%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1993	Debt/Income ratio:	32%
Credit score:	660-679 (Feb-2010)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	3y 0m
Amount delinquent:	$2,604	Revolving credit balance:	$55,258	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	diverse-note	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying some bills
Purpose of loan: Pay some bills
This loan will be used to? Pay some bills.?? I make good money but we are struggling to stay caught up.?

My financial situation:
I am a good candidate for this loan because? I pay my bills and will pay this loan back.? I am a hard worker.

Monthly net income: $ 4000

Monthly expenses: $
??Housing: $ 1300
??Insurance: $ 500
??Car expenses: $ 400
??Utilities: $ 400
??Phone, cable, internet: $ 150
??Food, entertainment: $ 800
??Clothing, household expenses $
??Credit cards and other loans: $ 1000
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445227
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	10.44%	Starting borrower rate/APR:	11.44% / 13.56%	Starting monthly payment:	$214.16

Auction yield range:	6.06% - 10.44%	Estimated loss impact:	5.17%
Lender servicing fee:	1.00%	Estimated return:	5.27%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1983	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-779 (Feb-2010)	Current / open credit lines:	19 / 19	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	37	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$33,962	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	46%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1
Screen name:	green-funds-statesperson	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
this loan will be used to consolidated debt
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,001.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.23

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Sep-1979	Debt/Income ratio:	75%
Credit score:	620-639 (Jan-2010)	Current / open credit lines:	12 / 11	Employment status:	Part-time employee
Now delinquent:	1	Total credit lines:	20	Length of status:	8y 4m
Amount delinquent:	$245	Revolving credit balance:	$5,923	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	82%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	daisygirl2	Borrower's state:	Maryland	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	620-639 (Latest)
Principal borrowed:	$6,001.00	< mo. late:	0 ( 0% )	620-639 (Oct-2009) 600-619 (Nov-2006) 620-639 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
pay off credit cards

I am currently in need for funds to consolidate some bills. I have?recently successfully?made the last payment on a previous loan thru Prosper about?a month ago. I would like to consolidate some other bills and make sure we have enough to?help my daughter with her college expenses this coming year.?I worked in the medical proffession for 12 years, but got burned out and have essentially retired from that. I am a female and live with my husband and 1 of my 2 daughters ( one in college and the other is an elementary school teacher). For the past several years or so, I have been doing substitute teaching work in public schools here in Maryland and also do some small internet marketing programs. My husband is retired from his work in car sales and is now receiving social security income. I am also receiving social security income now. There are a couple of small debts listed on my credit report that I am disputing and I am trying to get cleared off from my record shortly. My husband has had many challenges during our life together. He has had bilateral hip replacement surgeries and a repeat replacement when one hip deteriorated again some years ago. His condition is curretly stable now. In the past we purchased 3 homes at various times, but we had to sell them due to the challenges of my husband's health problems at the time, and other resultant financial difficulties.
We would like to also at some point be able to purchase our own home again. A friend told me about the prosper program and on participatijg with Prosper, I find that it has been a great help to me in the past and the program is a great service to many people. Thank you for your help and consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 8.84%	Starting monthly payment:	$220.97

Auction yield range:	3.06% - 7.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	6.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1991	Debt/Income ratio:	32%
Credit score:	820-839 (Feb-2010)	Current / open credit lines:	20 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	5y 0m
Amount delinquent:	$0	Revolving credit balance:	$14,106	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1
Screen name:	treasure-boomarang	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Helping out my daughter with legal
Purpose of loan:
This loan will be used?to help my daughter who got into some legal trouble.? She is a good student who wants to become a probation officer and I?do not want this one mistake running her life.? Her dad and I do not see eye to eye on this and this is why I need to try to receive a loan this way instead of going through a?bank.? I have a loveling family and being a mom I would like to keep it that way.?

My financial situation:
I am a good candidate for this loan because I have great credit a good job and I believe in always do the right thing.? I have always paid of my bills and when ever I have extra money I try to pay them off earlier
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,100.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$229.10

Auction yield range:	4.06% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2000	Debt/Income ratio:	31%
Credit score:	700-719 (Jan-2010)	Current / open credit lines:	16 / 15	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	13y 7m
Amount delinquent:	$0	Revolving credit balance:	$42,962	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	mircea	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	700-719 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	680-699 (Jul-2008)
Principal balance:	$8,559.24	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
Install Woodfloors
Purpose of loan:
This loan will be used to Install Wood floors in our home. (Carpet Out wood floors in). We are doing most of the work ourselves (and in 80% of our house), that is why this will be enough.

My financial situation:
I am a good candidate for this loan because I can pay the monthly payment, I have been employed with same company for the last 11 years, and I have the income to support it.

Monthly net income: $ 10,500 in the household

Monthly expenses: $
??Housing: $?2830
??Insurance: $?180
??Car expenses: $ 660
??Utilities: $ 200
??Phone, cable, internet: $ 150
??Food, going out (family of 4): $ 1800
??Clothing, household expenses $ 500
??Credit cards and other loans: $?1800
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-2008	Debt/Income ratio:	18%
Credit score:	660-679 (Feb-2010)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$1,306	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2
Screen name:	return-gourd	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Starting College
Purpose of loan:To study
This loan will be use to pay my studies

My financial situation it's good you can confirm this when you review my credit history
I am a good candidate for this loan because , I'm very organized, i pay on time , I'll know how to use this loan

Monthly net income: $ 2.800 Monthly expenses: $ 1,054 Housing: $ 500
??Insurance: $ 190
??Car expenses: $ paid in full
??Utilities: $ 85 cell
??Phone, cable, internet: $ none
??Food, entertainment: $ 500
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 79
??Other expenses: $ none
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445267
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.40%	Starting borrower rate/APR:	9.40% / 11.50%	Starting monthly payment:	$159.93

Auction yield range:	4.06% - 8.40%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.28%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1991	Debt/Income ratio:	5%
Credit score:	740-759 (Feb-2010)	Current / open credit lines:	12 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	16y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,291	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	20%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	hope-processor	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Gaining my Financial Freedom
Purpose of loan:
This loan will be used to? consolidate some bills into one monthly payment with the intention of gaining my financial freedom.

My financial situation:
I am a good candidate for this loan because? I am an extremely hard working Christian man who is motivated to make his family debt free. I am paying off all my bills, and this loan will consolidate some into one payment with less interest. It is my full intention to repay this loan as quickly as possible, as I get closer to being debt free. I have worked in my positon at my job for 16 years and have held various positions throughout the organization.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$175.79

Auction yield range:	4.06% - 15.00%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1993	Debt/Income ratio:	33%
Credit score:	740-759 (Jan-2010)	Current / open credit lines:	26 / 24	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	71	Length of status:	18y 8m
Amount delinquent:	$0	Revolving credit balance:	$78,140	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	74%	Stated income:	$100,000+
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0
Screen name:	deal-serrano	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off finance company

Purpose of loan: This loan will be used to??pay?for the installation of energy efficient windows and a patio door in my home. I recently had the windows/door installed using the installation company's?financing.?I am trying to secure a loan at a lower rate.

My financial situation:
I am a good candidate for this loan because? of?my job stability. I have been a federal government employee since 1991 and, before that, worked in private industry after graduating from college.?Like most consumers, within the last year,?the bank credit cards?have lowered my line of credit, thereby causing my bank utilization ratio to be?high. However, I have continued to make timely payments on all my debts. I?am reliable and have a proven track record on loan/credit repayments. I have maintained a good credit rating my entire adult life indicatng?my ability to repay the loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445279
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.06% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1993	Debt/Income ratio:	23%
Credit score:	740-759 (Feb-2010)	Current / open credit lines:	7 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	8y 6m
Amount delinquent:	$75	Revolving credit balance:	$2,589	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3
Screen name:	order-colonel	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My Family needs A New Car
THIS LOAN WILL BE TO HELP MY FAMILY PURCHASE A NEW CAR I AM ONLY $4000 AND I WILL BE ABLE TO BUY THE CAR CASH. I HAVE A VERY GOOD JOB THAT I HAVE BEEN FOREVER (MY FIRST AND WILL BE MY LAST, WHENEVER I RETIRE) I LIKE TO PAY THINGS IN FULL. THAT'S WHY I NEED THIS LOAN. I AM VERY RELIABLE AND PAY ALL MY BILLS ON TIME! BY THE TIME IT IS TIME FOR ME TO REPAY I GUARANTEE I WILL HAVE EVERY DOLLAR ( IDON'T LIKE DEBT, SO I STAY FAR AWAY). THANK YOU AND THIS WILL HELP MY FAMILY A WHOLE LOT!!!!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445281
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$217.10

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2000	Debt/Income ratio:	Not calculated
Credit score:	680-699 (Jan-2010)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	2y 6m
Amount delinquent:	$0	Revolving credit balance:	$14,650	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	economy-friend6	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to?to pay for my credit cards?only.?

My financial situation:
I am a good candidate for this loan because?I pay my month payment a month early but the interest rates are killing me even though I make my payments on-time.?I am a good person trying to start my life, I had to use my credit cards to pay for my graduate research and moving from place to place.

Monthly net income: $ 2282

Monthly expenses: $?1041
??Insurance: $?60
??Car expenses: $ 204
??Utilities: $ 0
??Phone, cable, internet: $ 1.67
??Food, entertainment: $ 0
??Clothing, household expenses $
??Credit cards and other loans: $ 175 for a student loan and 600 dollars for all my credit card monthly payment but it will pay most of them completely.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445297
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$384.72

Auction yield range:	11.06% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1997	Debt/Income ratio:	39%
Credit score:	700-719 (Feb-2010)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$12,600	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	vibrant-return8	Borrower's state:	NewHampshire	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
I need to pay off 2 credit cards to get away from the high interest rates.?

My financial situation:
I am a good candidate for this loan because I have a steady full time job and take my financial obligations seriously.? I got in a little over my head with credit cards but haven't missed a payment.? I make sure that my payments are always made.? I'm obviously not making much headway with the high interest credit cards.

Monthly net income: $ 3,493

Monthly expenses: $ 2,885
??Housing: $ 700
??Insurance: $
??Car expenses: $ 500 (payment?and operating costs)
??Utilities: $?180
??Phone, cable, internet: $ 140
??Food, entertainment: $ 240
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 650?(one payment of 220 will not be consolidated with this loan)
??Other expenses: $ 425 (student loans)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445309
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.06%	Starting borrower rate/APR:	18.06% / 20.27%	Starting monthly payment:	$271.37

Auction yield range:	17.06% - 17.06%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (Feb-2010)	Current / open credit lines:	6 / 5	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	11	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$18,800	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0
Screen name:	bright-treasure6	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to? reduce debt on high interest credit cards

My financial situation:
I am a good candidate for this loan because? me and my husband make over $75,000 a year, have no mortgage, or rent payment. no current car loan.

Monthly net income: $ 1200

Monthly expenses: $
??Housing: $?provided by husbands employer
??Insurance: $ 112
??Car expenses: $ 0
??Utilities: $?provided?by?husbands employer
??Phone, cable, internet: $ 100
??Food, entertainment: $ 60
??Clothing, household expenses $ 60
??Credit cards and other loans: $ 15,000
??Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445333
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.99%	Starting borrower rate/APR:	9.99% / 12.10%	Starting monthly payment:	$516.20

Auction yield range:	4.06% - 8.99%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1998	Debt/Income ratio:	15%
Credit score:	740-759 (Feb-2010)	Current / open credit lines:	23 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	1y 8m
Amount delinquent:	$0	Revolving credit balance:	$8,452	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	0
Screen name:	cerebral-commitment	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Parents Anniversary Present
Purpose of loan:
Lanscaping work and construction of gazeebo on parents property for anniversary present

My financial situation:
I have a steady job, a profession that is high in demand, and have average credit card debt with (2)?paid off car loans and student loans. Also, I reside at my parents house,?in turn have?minimal housing costs
Information in the Description is not verified.